UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential for use of the Commission
☒ Definitive Proxy Statement	only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) of §240.14a-12

Orbital Infrastructure Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Not applicable

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Virtual Special Meeting of Stockholders

To: The Stockholders of Orbital Infrastructure Group, Inc.

We will hold a Virtual Special Meeting of Stockholders at 9:00 am CT on Tuesday, April 18, 2023. A link for the virtual meeting will be posted at our Company website, www.orbinf.com. Stockholders can submit questions via email, StockholderQuestions@orbinf.com. The following Proposals will be considered:

1.

Reverse Stock Split Proposal. To approve an amendment to our Certificate of Formation to effect a reverse stock split of our outstanding Common Stock at a reverse stock split ratio ranging from any whole number between 10-for-1 and 40-for-1, subject to and as determined by the Board of Directors.

2.

Issuance Proposal. To approve the issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock equal to 20% or more of our Common Stock outstanding before the issuance in one or more non-public transactions as required by and in accordance with Nasdaq Marketplace Listing Rule 5635(d) and Nasdaq Marketplace Listing Rule 5635(b).

3.

Ratification of Auditors Proposal. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

4.	Adjournment Proposal. To consider and vote on a proposal to adjourn or postpone the Virtual Special Meeting, if necessary, to solicit additional proxies to approve Proposals 1 and 2.
5.	Other Business. To transact such other business as may properly come before the Virtual Special Meeting or any adjournments or postponements thereof.

Our board of directors recommends that you vote FOR the Proposals 1, 2, 3 and 4.

These items of business are more fully described in the proxy statement accompanying this notice. The board of directors has fixed the close of business on February 17, 2023, as the Record Date for the determination of stockholders entitled to receive notice of, and to vote at, the Virtual Special Meeting of Stockholders. For a period of at least ten days prior to the Virtual Special Meeting, a complete list of stockholders entitled to vote at the Virtual Special Meeting will be open to examination by any stockholder during ordinary business hours at the offices of the Company, 5444 Westheimer Road, Suite #1650, Houston, TX 77056.

Your vote is especially important. All stockholders are cordially invited to virtually attend the Virtual Special Meeting. Whether or not you plan to virtually attend the Virtual Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, the section entitled General Information about the Virtual Special Meeting beginning on page 1 of the proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

To assure your representation at the Virtual Special Meeting of Stockholders, we ask that you vote as promptly as possible.

Your stock will be voted in accordance with the instructions you provide in your proxy. You may revoke your proxy at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the Virtual Special Meeting.

By Order of the Board of Directors

James F. O’Neil, CEO

Proxy Statement

Introduction

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Orbital Infrastructure Group, Inc. (the “Company", “we,” “us,” “OIG”) for use at the Virtual Special Meeting of Stockholders to be held at 9:00 am CT on Tuesday, April 18, 2023. Due to ongoing public health concerns regarding the COVID-19 pandemic and for the health and well-being of our shareholders, directors, management and associates, the Virtual Special Meeting will be held online in a virtual format. A link to the Virtual Special Meeting is on our Company website at www.orbinf.com. Please vote your shares of Orbital Infrastructure Group common stock. You are invited to virtually attend the Virtual Special Meeting by following the link at www.orbinf.com. Your vote at the Virtual Special Meeting is important to us. Whether or not you plan to attend the Virtual Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, the section entitled General Information about the Virtual Special Meeting beginning below in this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card. The proxy statement and the accompanying materials are being made available to the stockholders on or about March 3, 2023. This solicitation of proxies is made on behalf of our board of directors.

WE URGE YOU TO VOTE AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY INTENDING TO VIRTUALLY ATTEND THE MEETING.  THIS WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO VIRTUALLY ATTEND THE VIRTUAL MEETING.  IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU DO NOT EXPECT TO VIRTUALLY ATTEND THE VIRTUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (WHICH WILL BE MADE AVAILABLE TO YOU SEPARATELY) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

General Information about the Virtual Special Meeting

Q: Why am I receiving these materials?

A: Our board of directors has made these materials available to you on the internet or, upon your request, delivered printed proxy materials to you in connection with the solicitation of proxies for use at the Orbital Infrastructure Group Virtual Special Meeting of Stockholders, which will take place at 9:00 am CT on Tuesday, April 18, 2023. Due to ongoing public health concerns regarding the COVID-19 pandemic and for the health and well-being of our shareholders, directors, management and associates, the Virtual Special Meeting will be held online in a virtual format. As a stockholder, you are invited to virtually attend the Virtual Special Meeting and you are requested to vote on the items of business described in this proxy statement. A link to the Virtual Special Meeting is at www.orbinf.com.

Q: Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A: In accordance with rules adopted by the Securities and Exchange Commission (the “SEC” or "Commission"), we may furnish proxy materials, including this proxy statement, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.

Q: I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A: We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces environmental impact as well as our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials, stockholders may telephone, write or email us as follows: (832) 467‑1420, Orbital Infrastructure Group, Inc, 5444 Westheimer Road, Suite #1650, Houston, TX 77056 or Investors@OrbInf.com. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Q: How do I get electronic access to the proxy materials?

A: The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the Virtual Special Meeting on our website, www.OrbitalInfrastructureGroup.com and
•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact on the environment of printing and mailing these materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: Is the Virtual Special Meeting going to be webcast?

A: Yes. Due to ongoing public health concerns regarding the COVID-19 pandemic and for the health and well-being of our shareholders, directors, management and associates, the Virtual Special Meeting will be held online in a virtual format. For your convenience, we are pleased to offer a live webcast of our Virtual Special Meeting on the Investor Relations section of our website at www.orbinf.com.

Q: Can I participate in the question-and-answer portion of the Virtual Special Meeting?

A: No. The live webcast will be only visual and audio; there will be no opportunity to participate in the question-and-answer portion of the Virtual Special Meeting. However, Stockholders can submit questions via email, StockholderQuestions@orbinf.com.

Q: What items of business will be voted on at the Virtual Special Meeting?

A: The items of business scheduled to be voted on at the Virtual Special Meeting are:

●

Proposal 1: To approve an amendment to our Certificate of Formation to effect a reverse stock split of our outstanding Common Stock at a reverse stock split ratio ranging from any whole number between 10-for-1 and 40-for-1, subject to and as determined by the Board of Directors.

●

Proposal 2: To approve the issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock equal to 20% or more of our Common Stock outstanding before the issuance in one or more non-public transactions as required by and in accordance with Nasdaq Marketplace Listing Rule 5635(d) and Nasdaq Marketplace Listing Rule 5635(b).

●	Proposal 3: To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.
●	Proposal 4: To consider and vote for a proposal to adjourn or postpone the Virtual Special Meeting, if necessary, to solicit additional proxies to approve Proposals 1 and 2.
●	Other Business. To transact such other business as may properly come before the Virtual Special Meeting or any adjournments or postponements thereof.

Q: How shall I sign my name on the proxy card?

A: The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to us in validating your vote if you fail to sign your proxy card properly.

•	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
•	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.
•	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Q: How can I vote my shares for the Virtual Special Meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially, in street name, you may direct how your shares are voted without attending the Virtual Special Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided in the Notice or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the Notice or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Q: May I change my vote?

A: You may change your vote at any time prior to the taking of the vote at the Virtual Special Meeting. If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method) or (2) providing a written notice of revocation to Orbital Infrastructure Group’s Corporate Secretary at Orbital Infrastructure Group, Inc., 5444 Westheimer Road, Suite #1650, Houston, TX 77056 prior to your shares being voted. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Orbital Infrastructure Group or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the votes and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Orbital Infrastructure Group management.

Q: How many shares must be represented to conduct business at the Virtual Special Meeting?

A: The presence at the Virtual Special Meeting, in person or by proxy, of the holders of one third of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum. Each share of common stock is entitled to one vote. As of the Record Date for this Virtual Special Meeting, approximately 167,400,478 shares of common stock were outstanding and entitled to vote at the Virtual Special Meeting. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum. Unless otherwise indicated, all references herein to percentages of outstanding shares of stock are based on such numbers of shares outstanding. Shares entitled to vote are referred to hereafter as “Voting Shares.”

Q: What shares can I vote?

A: Each share of our common stock issued and outstanding as of the close of business on the Record Date for the Virtual Special Meeting is entitled to be voted on all items being proposed at the Virtual Special Meeting. You may vote all shares owned by you as of the Record Date, including: (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee.

Q: How many votes am I entitled to per share?

A: Each holder of shares of common stock is entitled to one vote for each share held as of the Record Date.

Q: What is the Record Date?

A: Record Date, in the context of voting at the Virtual Special Meeting, is the date on which our stock ledger is closed for the purpose of determining which stockholders officially own voting shares in order to be entitled to vote at the Virtual Special Meeting. The Record Date for the Virtual Special Meeting of Stockholders is February 17, 2023.

Q: How may I vote?

A: Regarding Proposals 1, 2, 3, and 4 you may vote “FOR” or “AGAINST” or “ABSTAIN.”

Q: If I check the box for “ABSTAIN” what happens to my vote?

A: If you check the box for “ABSTAIN”, your vote will not be counted in favor of the matter on which you voted; however, it will be counted for the purpose of determining the presence of a quorum.

Q: What vote is required to approve each item?

A: Proposals 1, 2, 3, and 4 require the affirmative vote “FOR” of a simple majority of the votes cast at the Virtual Special Meeting for approval. A properly executed proxy marked “ABSTAIN” regarding these proposals will not be voted with respect to the Proposal to be voted on; although, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” the particular Proposal.

Q: What is the effect of the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm?

A: Selection of our independent registered public accounting firm is not required to be submitted to a vote of stockholders. The Sarbanes-Oxley Act of 2002 requires the Audit Committee of our board of directors to be responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the board of directors has elected to submit the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm to stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, at its discretion, appoint a different independent registered public accounting firm at any time during the year.

Q: What happens if additional matters are presented at the Virtual Special Meeting?

A: Other than the four Proposals and to transact such other business as may properly come before the Virtual Special Meeting or any adjournments or postponements thereof, as described in this proxy statement, we are not aware of any other business to be acted upon at the Virtual Special Meeting. If you submit a signed proxy, the persons named as proxy will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Many OIG stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held as a stockholder of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to Orbital Infrastructure Group or you can vote by proxy over the internet by following the instructions provided in the Notice or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like most of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Virtual Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares for the meeting. If you will not be virtually attending the Special Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Virtual Special Meeting?”

If you hold your shares in "street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to non-routine matters to be acted upon which includes Proposals 1, 2, 3, and 4. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

Q: Who will bear the cost of soliciting votes for the Virtual Special Meeting?

A: Orbital Infrastructure Group will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

Q: Where can I find the voting results of the Virtual Special Meeting?

A: We intend to announce preliminary voting results at the Virtual Special Meeting and to disclose the vote results on Form 8-K as well as on our website at www.orbinf.com as soon as possible after the Virtual Special Meeting.

Q: How does the Company’s board recommend that I vote?

A: Our board unanimously recommends that our stockholders vote “For” each of the four Proposals: Reverse Stock Split Proposal, Issuance Proposal, Ratification of Auditors Proposal and Adjournment Proposal.

Q: What factors did the board consider in recommending the Reverse Stock Split Proposal?

A: The board of directors considered the benefits of maintaining the trading of our common stock on the Nasdaq Capital Market as in our stockholders best interests. Our board of directors is recommending that stockholders approve the Reverse Stock Split Proposal to maintain compliance with Nasdaq Listing Market Rule 5550(a)(2) to maintain compliance with the $1.00 minimum bid price requirement for continued listing.

Q: What factors did the board consider in recommending the Issuance Proposal?

A: Due to the Company’s limited capital resources and restrictions and negative covenants set forth in our agreements with lenders we have restricted access to available cash resources. Accordingly, issuing shares of our common stock to raise additional capital or to satisfy obligations under outstanding debt obligations provides the Company with flexibility and the ability to service outstanding obligations and raise working capital.

Q: Do I have dissenters rights of appraisal?

A. No, neither Texas Corporate Law nor the Bylaws of the Company provides dissenters rights of appraisal to our shareholders in connection with the Reverse Stock Split Proposal, Issuance Proposal, Ratification of Auditors Proposal, or Adjournment Proposal.

Q: May I obtain a list of shareholders entitled to attend and vote at the Virtual Special Meeting?

A. Yes. A list of shareholders will be available for inspection by any shareholder at our principal executive offices located at 5444 Westheimer Road, Suite #1650, Houston, Texas 77056, beginning two (2) business days after notice of the Virtual Special Meeting is given, until voting at the Virtual Special Meeting ends.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key technical or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”), which was filed on March 31, 2022, amendment filed April 4, 2022, amendment filed April 20, 2022 as revised or supplemented by our most recent Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, which was filed on November 14, 2022.

Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.

All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our voting shares as of December 31, 2022, by: (i) each stockholder known by us to be the beneficial owner of 5% or more of the outstanding voting shares, based upon a review of filed schedule 13Ds and Schedule 13Gs, (ii) each of our directors and executives and (iii) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the voting shares listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Shares of common stock issuable upon exercise of options and warrants that are currently exercisable or that will become exercisable within 60 days of December 31, 2022 have been included in the table.

No shares of preferred stock are outstanding at the date of this report.

Beneficial Interest Table

		Percentages of
	Number of	Shares
	Securities	Beneficially
Name and Address of Beneficial Owner (1)	Owned	Owned (2)
Paul T. Addison (3)	61,706	*	%
William J. Clough (4)	943,011	*	%
James F. O'Neil (5)	1,947,831	1.24%
Nicholas M. Grindstaff (6)	296,052	*	%
C. Stephen Cochennet (7)	297,617	*	%
Corey A. Lambrecht (8)	243,322	*	%
Jerry Sue Thornton (9)	59,659	*	%
Sarah Tucker (10)	147,328	*	%
La Forrest V. Williams (11)	59,659	*	%
Irradiant Partners, LP, 201 Santa Monica Blvd, Suite 500, Santa Monica, CA 90401	11,199,995	7.13%
Officers, Directors, Executives as Group	4,056,185	2.58%

Footnotes:

1.	Except as otherwise indicated, the address of each beneficial owner is c/o Orbital Energy Group, Inc., 5444 Westheimer Road, Houston, Texas 77056.
2.

Calculated on the basis of 157,150,249 shares of common stock outstanding at December 31, 2022, except that shares of common stock underlying options and RSUs exercisable within 60 days and issued within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of such holder of options and shares. A * denotes less than 1 percent beneficially owned.

3.	Mr. Addison is a Director.
4.	Mr. Clough’s shares include 198,755 RSUs that will vest within 60 days of December 31, 2022. Mr. Clough is a Director, Executive Chairman and Chief Legal Officer of Orbital Infrastructure Group, Inc.
5.	Mr. O’Neil’s shares include 331,053 RSUs that will vest within 60 days of December 31, 2022. Mr. O'Neil is a Director, and Chief Executive Officer of Orbital Infrastructure Group, Inc.
6.	Mr. Grindstaff is Chief Financial Officer of Orbital Infrastructure Group, Inc.
7.	Mr. Cochennet is a Director.
8.	Mr. Lambrecht’s shares include vested options to purchase 10,000 common shares. Mr. Lambrecht is a Director.
9.	Ms. Thornton is a Director.
10.	Ms. Tucker is a Director.
11.	Mr. Williams is a Director.

We relied upon Section 4(a)(2) of the Securities Act of 1933 as the basis for an exemption from registration for the issuance of the above securities.

No shares are held in margin accounts or pledged or otherwise available to a lender as security by executive officers and directors.

Proposals To Be Considered

Proposal 1

To Approve an amendment to the Certificate of Formation to effect a reverse stock split of our outstanding Common Stock at a reverse stock split ratio ranging from any whole number between 10-for-1 and 40-for-1, subject to and as determined by the Board of Directors.

At the Virtual Special Meeting, stockholders will be asked to approve an amendment to our Certificate of Formation to effect a reverse stock split of our issued and outstanding Common Stock by a numerical ratio ranging from any whole number between 10-for-1 and 40-for-1, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Board of Directors and publicly disclosed by the Company to the stockholders on or before the date on which the Certificate of Amendment to the Certificate of Formation reflecting the Reverse Stock Split is filed with the Secretary of State of the State of Texas. A copy of the full text of the Certificate of Amendment to the Certificate of Formation is attached hereto as Appendix A. The proposed Certificate of Amendment to our Certificate of Formation would be accomplished by adding the following paragraph 3 (Common Stock) to Article IV (Capital) referring to the number of shares with par value the following text:

“3.         Reverse Stock Split. Each __ shares of Common Stock issued and outstanding on the effective date of ______, 2023, shall automatically and with no further action be combined and changed into one validly issued, fully paid and non-assessable share of Common Stock, without any further action by the holder thereof, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). Shareholders who otherwise would be entitled to receive fractional share interests of Common Stock in connection with the Reverse Stock Split (the “Fractional Shareholders”), shall have their fractional interest be rounded up to the nearest whole number of shares (the “Rounded Up Shares”). Each certificate that immediately prior to the Reverse Stock Split represented shares of Common Stock (“Old Certificates”) shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. The determination as to whether the Rounded Up Shares are issuable shall be based on the total number of shares of Common Stock that are being exchanged held such Fractional Shareholder, not upon each share of Common Stock being exchanged.”

By approving this proposal, stockholders would give the Board of Directors the authority, but not the obligation, to effect the Reverse Stock Split and full discretion to approve the ratio at which shares of Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Time at a reverse stock split ratio ranging from any whole number between 10-for-1 and 40-for-1, subject to and as determined by the Board (the “Reverse Stock Split”).

We are requesting stockholder approval to effect the Reverse Stock Split at which shares of Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Time at a reverse stock split ratio ranging from any whole number between 10-for-1 and 40-for-1, with the exact ratio determined by the Board of Directors and publicly announced by the Company on or before the date on which the amendment to the Certificate of Formation reflecting the Reverse Stock Split is filed with the Texas Secretary of State. However, the Board of Directors reserves the right to elect not to proceed with the Reverse Stock Split, even if approved, and to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of our stockholders. No further action by the stockholders will be required for the Board of Directors to either implement or abandon the Reverse Stock Split. For the avoidance of doubt, except as otherwise specified herein, all share and dollar amounts set forth in this proxy statement are on a pre-Reverse Stock Split basis.

If the Board of Directors does not effect the Reverse Stock Split on or before December 31, 2023, any authority granted to the Board of Directors by our stockholders pursuant to this Proposal 1 will terminate.

Reasons for the Reverse Stock Split

The Board of Directors has authorized the resolution to seek stockholder approval to effect the Reverse Stock Split with the primary intent of increasing the price of our Common Stock in order to meet The Nasdaq Capital Market’s minimum price per share criteria for continued listing on that exchange. Our Common Stock is publicly traded and listed on The Nasdaq Capital Market under the symbol “OIG.” The Board of Directors believes that, in addition to increasing the price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, such as Nasdaq listing fees, and make our Common Stock more attractive to a broader range of institutional and other investors. The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of our Common Stock. Accordingly, we believe that authority granted to the Board of Directors to effect the Reverse Stock Split is in the Company’s and the stockholders’ best interests.

On July 19, 2022, the Company received written notice from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market, as set forth in Listing Rule 5550(a)(2). ("Minimum Bid Price Rule"). On January 18, 2023, Nasdaq notified us that we had not regained compliance with the Minimum Bid Price Rule by January 18, 2023, and unless we request a hearing before the Nasdaq Hearing Panel (the “Panel”) by January 27, 2023, our common stock will be delisted from Nasdaq. We intend to timely request a hearing before the Panel to appeal this determination, which we expect will stay any further action by Nasdaq until the conclusion of the hearing process.  While the appeal is pending, our common stock will continue to trade on The Nasdaq Capital Market under the symbol “OIG.” There can be no assurance that our appeal will be successful. There can be no assurance that our stockholders will approve the Reverse Stock Split proposal or that the Reverse Stock Split proposal will increase the share price of our common stock at or above the required $1.00 per share, initially or in the future, or for any certain number of days.  Further, there can be no assurance that even if we regain compliance with the Minimum Bid Price Rule it will occur in sufficient time to satisfy the Panel or that the Panel will ultimately grant our request for continued listing.

In addition, we believe that the Reverse Stock Split, if implemented, will make our Common Stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low- priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that, if approved and implemented by our Board, the Reverse Stock Split will make our Common Stock a more attractive and cost-effective investment for many investors.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Dissenters rights of appraisal

Neither Texas Corporate Law nor our Bylaws provide dissenters rights of appraisal to our shareholders in connection with the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

In evaluating the proposed Reverse Stock Split, the Board of Directors also took into consideration certain risks associated with reverse stock splits generally, including the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels, and the risks described below.

There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of our Common Stock at the then market price) after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our Common Stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.

There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split when and if approved and effected may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.

While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

A decline in the market price of our Common Stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

Because the number of authorized shares of our Common Stock will not be reduced proportionately, the reverse stock split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action.

Because the number of authorized shares of our Common Stock will not be reduced proportionately, the reverse stock split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action. Without taking into account the impact of the proposed reverse stock split, we already have a substantial number of authorized, but unissued shares of stock, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock. With respect to authorized but unissued and unreserved shares, we could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

Effecting the Reverse Stock Split; Board of Directors’ Discretion to Implement Reverse Stock Split

If approved by stockholders at the Virtual Special Meeting and the Board of Directors decides that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, the Board of Directors will establish an appropriate ratio for the Reverse Stock Split based on several factors existing at such time, the Company will publicly announce the ratio selected by the Board of Directors and we will subsequently file an amendment to the Certificate of Formation in the form of the proposed amendment to the Certificate of Formation shown above. The Board of Directors will consider, among other factors, prevailing market conditions, the likely effect of the Reverse Stock Split on the trading price of our Common Stock and on our compliance with applicable Nasdaq listing requirements, and the marketability and liquidity of our Common Stock. The Board of Directors will also determine the appropriate timing for filing the amendment to our Certificate of Formation with the Texas Secretary of State to effect the Reverse Stock Split. If, for any reason, the Board of Directors deems it advisable, the Board of Directors in its sole discretion may abandon the Reverse Stock Split at any time prior to the effectiveness of the amendment to our Certificate of Formation, without further action by our stockholders. Assuming the Board of Directors determines that it is in the best interests of the Company and our stockholders to proceed with the Reverse Stock Split, the Reverse Stock Split will be effective as of the date and time set forth in the amendment to our Certificate of Formation that is filed with the Texas Secretary of State (the “Effective Time”).

At the Effective Time, without any further action on the part of the Company or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time will be converted into a lesser number of shares of Common Stock based on the ratio selected by the Board of directors and publicly announce by the Company. For example, if the Board of Directors approves a ratio of 1-for-40, a stockholder who holds 400,000 shares of Common Stock as of the Effective Time will hold 10,000 shares of Common Stock following the Reverse Stock Split.

Effect on Shares of Common Stock

For the purposes of providing examples of the effect of the Reverse Stock Split on our Common Stock, the following table contains approximate information, based on share information as of the Record Date, of the effect of a Reverse Stock Split at certain ratios within the range of the proposed Reverse Stock Split ratios on the number of shares of our Common Stock authorized, outstanding, reserved for future issuance and not outstanding or reserved:

Status	Number of Common Shares Authorized A	Number of Shares of Common Stock Issued and Outstanding B	Number of Shares of Common Stock Underlying 2020 Incentive Plan and RSU C	Number of Shares of Common Stock Authorized, But Not Outstanding or Reserved D1
Pre-Reverse Stock Split	325,000,000	167,400,478	6,505,250	157,599,522
Post-Reverse Stock Split 1:10	325,000,000	16,740,048	650,525	140,859,474
Post-Reverse Stock Split 1:15	325,000,000	11,160,032	433,683	146,439,490
Post-Reverse Stock Split 1:20	325,000,000	8,370,024	325,263	149,229,498
Post-Reverse Stock Split 1:25	325,000,000	6,696,019	260,210	150,903,503
Post-Reverse Stock Split 1:30	325,000,000	5,580,016	216,842	152,019,506
Post-Reverse Stock Split 1:35	325,000,000	4,782,871	185,864	152,816,651
Post-Reverse Stock Split 1:40	325,000,000	4,185,012	162,631	153,414,510

Footnote
1. These shares are available for future issuance.

Effect on Outstanding Shares, Options, and Certain Other Securities

If the Reverse Stock Split is approved and effected, the number of shares of our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged, except for any de minimis change resulting from the treatment of any fractional shares that such stockholder would have received as a result of the Reverse Stock Split. The number of shares of Common Stock that may be received upon conversion, exercise or exchange, as the case may be, of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be adjusted in accordance with the Reverse Split ratio, as of the Effective Time.

If the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time, based on the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to all then-outstanding equity awards, the 2020 Incentive Award Plan and the RSU award program with respect to the number of shares of Common Stock subject to such award and the exercise or conversion price thereof. The number of shares of Common Stock available for issuance under the 2020 Incentive Award Plan will remain unchanged as a result of the Reverse Stock Split.

Effect on Registration and Stock Trading

Our Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. If the Reverse Stock Split is approved and effected, our Common Stock will receive a new CUSIP number.

Mechanics of Reverse Split

If this Proposal 1 is approved by the stockholders at the Virtual Special Meeting and the Board of Directors decides that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, our stockholders will be notified of the ratio for the Reverse Stock Split selected by the Board of Directors and that the Reverse Stock Split has been approved and effected. The mechanics of the Reverse Stock Split will differ depending upon whether a stockholder holds its shares of Common Stock in brokerage accounts or “street name” or whether the shares are registered directly in a stockholder’s name and held in book-entry form or certificate form.

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Our stockholders who hold shares of Common Stock in “street name” through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures for processing the reverse stock split and stockholders holding shares in “street name” are encouraged to contact their nominees.

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Our registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders holding registered shares of our Common Stock in book-entry form need not take any action to receive post-Reverse Stock Split shares as a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares held.

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Some of our registered stockholders hold all their shares of Common Stock in certificate form or a combination of certificate and book-entry form. Stockholders holding shares of Common Stock in certificate form will receive a transmittal letter from Computershare, our Transfer Agent, as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions for the surrender of stock certificates received prior to the Effective Time (the “Old Certificates”) to the Transfer Agent in exchange for new certificates representing the appropriate number of whole shares of Common Stock giving effect to the Reverse Stock Split. No new stock certificates will be issued to any stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed Letter of Transmittal, to the Transfer Agent. The stockholders will then receive, at their option, either a new certificate or certificates or book-entry shares representing the number of whole shares of Common Stock into which their pre-Reverse Stock Split shares have been converted as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and to only represent the number of whole shares of post-Reverse Stock Split Common Stock to which the stockholders are entitled.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Treatment of Fractional Shares

We do not intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractional shares, we will round up to the next whole number of shares.

Effect on Authorized but Unissued Shares of Capital Stock

Currently, we are authorized to issue up to a total of 10,000,000 shares of Preferred Stock, of which none have been issued, and 325,000,000 shares of Common Stock, of which approximately 167,400,478 shares were issued and outstanding as of the Record Date. The Reverse Stock Split, if approved and effected, will not have any effect on the authorized number of authorized shares of our Common Stock or Preferred Stock.

Accounting Consequences

The Reverse Stock Split will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share. As a result, as of the Effective Time, the combined total of the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Pursuant to the Reverse Stock Split, the par value of our Common Stock would remain $0.001 per share. As a result of the Reverse Stock Split, at the Effective Time, the stated capital on our balance sheet attributable to our Common Stock would be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account would be credited with the amount by which the stated capital attributable to Common Stock is reduced. Our stockholders’ equity, in the aggregate, would remain unchanged.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

Reservation of Right to Abandon the Amendment to our Certificate of Formation

The Board of Directors reserves the right to abandon the proposed amendment to our Certificate of Formation described in this Proposal 1 without further action by our stockholders at any time before the Effective Time, even if stockholders approve this Proposal 1 at the Virtual Special Meeting. By voting in favor of the Reverse Stock Split, stockholders are also expressly authorizing the Board of Directors to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of material U.S. federal income tax consequences of an implemented Reverse Stock Split to U.S. Holders (as defined below). This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), and judicial decisions in each case in existence on the date hereof, all of which are subject to change. Any such change could apply retroactively and could adversely affect the tax consequences described below. No assurance can be given that the IRS will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been or will be sought or obtained from the IRS regarding the tax consequences of the transactions described herein.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of our Common Stock that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt organizations, S corporations, partnership and other pass-through entities (and investors therein), mutual funds, insurance companies, banks and other financial institutions, dealers in securities, brokers or traders in securities, commodities or currencies, that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, persons who hold shares of our Common Stock as part of a straddle, hedging, constructive sale, conversion, or other integrated transaction, U.S. Holders that have a functional currency other than the U.S. dollar, and persons who acquired shares of our Common Stock as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan). Furthermore, this summary does not discuss any alternative minimum tax consequences or the Medicare contribution tax on net investment income and does not address any aspects of U.S. state or local or non-U.S. taxation. This summary only applies to those beneficial owners that hold shares of our Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

If an entity classified for U.S. federal income tax purposes as a partnership owns shares of our Common Stock, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity and such member. The tax treatment of such an entity, and the tax treatment of any member of such an entity, are not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership and that owns shares of our Common Stock, and any members of such an entity, are encouraged to consult their tax advisors.

BENEFICIAL OWNERS OF SHARES OF OUR COMMON STOCK ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL INCOME, ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

We intend to take the position that the Reverse Stock Split constitutes a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization:

•	a U.S. Holder will not recognize gain or loss on the Reverse Stock Split;
•	the aggregate tax basis of the shares of our Common Stock received by a U.S. Holder in the Reverse Stock Split will be equal to the aggregate tax basis of the shares exchanged therefor; and
•	the holding period of the shares of our Common Stock received by a U.S. Holder in the Reverse Stock Split will include the holding period of the shares exchanged therefor.

U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among shares of common stock which were acquired by a stockholder on different dates and at different prices. U.S. Holders that acquired shares of our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such shares.

Consequences if the Reverse Split is Not Approved

In the event that the Reverse Stock Split is not approved, we intend to actively monitor the trading price of our Common Stock on The Nasdaq Capital Market and will consider available options to resolve our non-compliance with the Nasdaq listing rules. We believe that our ability to remain listed on The Nasdaq Capital Market would be significantly and negatively affected if the Reverse Stock Split is not approved. If we are unable to achieve an increase in our stock price and our Common Stock is subsequently delisted, we could experience significant negative impacts. In addition, if our Common Stock is delisted it may adversely affect our ability to obtain alternative debt or equity financing in order to support Company operations.

Required Vote of Stockholders

The affirmative vote required for stockholder approval shall be that of a majority of the shares present in person or represented by proxy (as counted for purposes of determining the existence of a quorum) and entitled to vote at a meeting of stockholders at which a quorum is present.

Because matters considered “routine” by the applicable regulations, such as ratification of auditors, are under consideration at the Virtual Special Meeting, abstentions and broker non-votes will be counted towards a quorum, but these abstentions, broker non-votes, and any other outstanding shares that are not voted will have the effect of a vote “AGAINST” the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 -

To approve an amendment to the Certificate of Formation to effect a reverse stock split of our outstanding Common Stock at a reverse stock split ratio ranging from any whole number between 10-for-1 and 40-for-1, subject to and as determined by the Board of Directors.

Proposal 2

To approve the issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock equal to 20% or more of our Common Stock outstanding before the issuance in one or more non-public transactions as required by and in accordance with Nasdaq Marketplace Listing Rule 5635(d) and Nasdaq Marketplace Listing Rule 5635(b).

At the virtual Special Meeting, stockholders will be asked to approve, pursuant to Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) and Nasdaq Marketplace Listing Rule 5635(b) (“Rule 5635(b)”), the issuance of our Common Stock (and/or securities convertible into or exercisable for our Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance in one or more non-public transactions.

Stockholder Approval Requirement

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock and/or securities convertible into or exercisable for common stock equal to 20% or more of the Common Stock outstanding before the issuance at a price less than the "Minimum Price." Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances. The "Minimum Price" is the lower of: (i) the Nasdaq Official Closing Price of the common stock (NOCP); or (ii) the average NOCP for the five trading days, in either case immediately preceding the signing of a binding agreement.

In addition, Nasdaq Marketplace Listing Rule 5635(b) also requires prior stockholder approval of change of control transactions, with Nasdaq presuming a change of control where a stockholder acquires 20% of the Company’s outstanding Common Stock, calculated on a post-transaction basis. For purposes of this rule, Nasdaq finds a change of control where an issuance:

●	Causes a stockholders or stockholder group to own or have the right to acquire 20% or more of the outstanding shares of common stock or voting power.
●	This ownership or voting power would be the largest ownership position.

We need to raise additional capital to maintain our operations and meet our short term liquidity requirements. If we cannot raise additional capital and satisfy our near term debt obligations, there is substantial doubt about our ability to continue as a going concern. We continue to consider all strategic alternatives, including restructuring or refinancing of our debt, seeking additional debt or equity capital, disposing of assets, other strategic transactions and/or other restructuring measures.

We have not determined the particular terms for such prospective offerings or exchanges. Because we may seek additional capital or issue shares that triggers the requirements of Rule 5635(d) or Rule 5635(b), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop.

We hereby submit this Proposal 2 to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●

the aggregate number of shares issued will not exceed 100,000,000 shares of our Common Stock, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions effected prior to the offerings;

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the purchase or exchange price of the securities offered (which may consist of shares of convertible securities) will be no less than $0.50 per share of Common Stock (subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions).

●	the time frame for the issuance of shares of our Common Stock authorized by this Proposal 2 shall not exceed three (3) months from the date of this Proxy Statement or February 17, 2023.

If this proposal is approved, we will not solicit further authorization from our stockholders prior to the issuance of any shares of our Common Stock authorized by Proposal 2. If our stockholders do not approve this Proposal, we may not utilize shares of our Common Stock in excess of the Nasdaq Marketplace Listing Rule 5635(d) or Rule 5635(b) 20% share limitation, unless and until stockholder approval of this Proposal is obtained. The failure to obtain stockholder approval of this Proposal may have a material negative impact upon us as It will constrain our ability to meet our short term liquidity requirements.

Potential Effects of this Proposal

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock. The issuance of shares of our Common Stock could also have a dilutive effect on our book value per share and on any future earnings per share, in the sale or resale of any such shares could cause prevailing market prices of our Common Stock to decline.

The issuance of shares of Common Stock, or securities convertible into our Common Stock, in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

We have not yet determined the terms and conditions of any offerings or issuances. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 100,000,000 shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split, and including, for this purpose, shares issuable upon conversion, options, warrants, convertible debt or other securities convertible into or exercisable for Common Stock). It is possible that some of the shares we issue could be acquired by one or more investors who could hold a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We currently have no definitive arrangements or understandings regarding any specific transaction for the issuance of shares authorized by Proposal 2. Assuming that we issue all 100,000,000 shares authorized by this Proposal at the minimum price of $0.50, we will generate $50,000,000 in consideration before related expenses.

Our Articles of Formation authorize us to issue up to 325,000,000 shares of Common Stock, of which approximately 157,503,312 shares were issued and outstanding as of December 31, 2022 and approximately 22,267,034 of which are reserved for issuance upon exercise of options, warrants, and vesting of RSU’s. If we issue all 100,000,000 shares of our Common Stock authorized by this Proposal, we would have approximately 257,503,312 shares of our Common Stock outstanding, excluding outstanding options, warrants, RSU’s and other future issuances, which represents an approximate 63% increase in the number of our outstanding common shares as of December 31, 2022.

We cannot assure you that our stockholders will authorize an increase in the number of shares of our Common Stock in the future to the extent required. Our ability to use our options and RSU’s to attract and retain employees could be limited in the future. Our failure to have a sufficient number of authorized shares of Common Stock for future issuance could adversely affect our business, financial condition, results of operations and prospects.

Required Vote of Stockholders

The affirmative vote required for stockholder approval shall be that of a majority of the shares present in person or represented by proxy (as counted for purposes of determining the existence of a quorum) and entitled to vote at a meeting of stockholders at which a quorum is present. Because matters considered “routine” by the applicable regulations, such as ratification of auditors, are under consideration at the Virtual Special Meeting, abstentions and broker non-votes will be counted towards a quorum, but these abstentions, broker non-votes, and any other outstanding shares that are not voted will have the effect of a vote “AGAINST” the proposal.

Effect of Abstentions

Abstentions will be counted for purposes of establishing quorum, and if a quorum is present, will have the same effect as a vote “AGAINST” this proposal with respect to any abstaining shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 -

To approve the issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock equal to 20% or more of our Common Stock outstanding before the issuance in one or more non-public transactions as required by and in accordance with Nasdaq Marketplace Listing Rule 5635(d) and Nasdaq Marketplace Listing Rule 5635(b).

Proposal 3

To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

The Audit Committee has selected PricewaterhouseCoopers LLP to serve as independent registered public accounting firm for the fiscal year ending December 31, 2023. The board is submitting the appointment of the independent registered public accounting firm to the stockholders for ratification at the Virtual Special Meeting.

Representatives of PricewaterhouseCoopers LLP are expected to be available by teleconference at the Virtual Special Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Shareholder ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is not required by the Company’s Articles of Formation, bylaws or otherwise; however, the board of directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will review its future selection of an independent registered public accounting firm considering that vote result. Your ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, does not preclude us from terminating our engagement of PricewaterhouseCoopers LLP and retaining a new independent registered public accounting firm, if we determine that such an action would be in the best interests of the Company and its stockholders.

Vote Required

If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on this proposal at the Virtual Special Meeting.  Because matters considered “routine” by the applicable regulations, such as ratification of auditors, are under consideration at the Virtual Special Meeting, abstentions and broker non-votes will be counted towards a quorum, but these abstentions, broker non-votes, and any other outstanding shares that are not voted will have the effect of a vote “AGAINST” the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3 -

To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

Proposal 4

To consider and vote for a proposal to adjourn or postpone the Virtual Special Meeting, if necessary, to solicit additional proxies to approve Proposals 1 and 2.

Although it is not expected, the Virtual Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Virtual Special Meeting may be made without notice, other than by the announcement made at the Virtual Special Meeting, by approval of the holders of a majority of the outstanding shares of our common stock, present in person or represented by proxy and entitled to vote at the Virtual Special Meeting. We are soliciting proxies to grant discretionary authority to the chairperson at the Virtual Special Meeting to adjourn the Virtual Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1 and 2. The chairperson will have the discretion to decide whether or not to use the authority granted to such person pursuant to this Proposal 4 to adjourn the Virtual Special Meeting.

Required Vote of Stockholders

To approve the grant of discretionary authority to the chairperson of the Virtual Special Meeting to adjourn the Virtual Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1 and 2, the affirmative vote of the holders of a majority of votes cast by shares of our common stock present in person or represented by proxy at the Virtual Special Meeting and entitled to vote is required. Although failure to submit a proxy or vote I person at the Virtual Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, is applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Virtual Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of 1/3 of our capital stock issued and outstanding and entitled to vote at the Virtual Special Meeting be present in person or by proxy to constitute a quorum at the Virtual Special Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4 -

To consider and vote for a proposal to adjourn or postpone the Virtual Special Meeting, if necessary, to solicit additional proxies to approve Proposals 1 and 2.

Other Business

Management does not presently know of any matter that may be presented for action at this Virtual Special Meeting other than as set forth herein. However, if any other matters properly come before this Virtual Special Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment or as instructed by the shareholder.

Communications with the Board of Directors

Stockholders may communicate with the board of directors by writing to the Company at Orbital Infrastructure Group, 5444 Westheimer Road, Suite #1650, Houston, TX 77056 or phone (832) 467‑1420. Stockholders who would like their submission directed to a member of the board may so specify and the communication will be forwarded as appropriate.

Where You Can Find Additional Information

The Company will provide to each person to whom a proxy statement is delivered:

•	a copy of any or all the information, if any, that has been incorporated by reference in the proxy statement, but not delivered with the proxy statement;
•	we will provide this information upon written or oral request;
•	we will provide this information at no cost to the requester.

Contact us at: Orbital Infrastructure Group, Inc, 5444 Westheimer Road, Suite #1650, Houston, TX 77056; phone us at (832) 467‑1420; email us at Investors@OrbitalInfrastructureGroup.com or view copies online at www.OrbitalInfrastructureGroup.com.

You may read and copy all or any portion of the proxy statement or any other information, which we filed at the SEC's public reference rooms in Washington, D.C., New York City and Chicago, Illinois. The address for the SEC's public reference room in Washington, D.C. is U.S. Securities and Exchange Commission, 100 "F" Street, N.E., Washington, DC 20549. You may request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to you free of charge at the SEC's web site at http://www.sec.gov and our Company website at www.OrbitalInfrastructureGroup.com.

Shareholder Proposals for the 2023 Annual Meeting of Stockholders

Under the Security and Exchange Commission’s proxy rules, shareholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for our 2023 Annual Meeting of. Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting their proposals in writing to Orbital Infrastructure Group's Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders, the Corporate Secretary of Orbital Infrastructure Group must receive the written proposal at our principal executive offices no later than May 27, 2023; provided, however, that in the event that we hold our 2023 Annual Meeting of Stockholders more than 60 days before or after the one-year anniversary date of the 2022 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received in a Form 8-K or under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of our bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Orbital Infrastructure Group, Inc.

Attn: Corporate Secretary

5444 Westheimer Road

Suite #1650

Houston, Texas 77056

Our receipt of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2023 Virtual Special Meeting because there are other requirements in the proxy rules and our bylaws.

A COPY OF THIS PROXY STATEMENT IS AVAILABLE TO YOU ON THE INTERNET OR, UPON YOUR REQUEST, WILL BE PROMPTLY MAILED TO YOU, PROVIDED YOU ARE A STOCKHOLDER ENTITLED TO VOTE AT THE VIRTUAL SPECIAL MEETING. THE NOTICE, WHICH WAS MAILED TO YOU, INSTRUCTS YOU AS TO HOW YOU MAY ACCESS AND REVIEW ALL OF THE PROXY MATERIALS ON THE INTERNET. IF YOU WOULD LIKE TO RECEIVE A PAPER OR EMAIL COPY OF OUR PROXY MATERIALS, YOU SHOULD FOLLOW THE INSTRUCTIONS FOR REQUESTING SUCH MATERIALS IN THE NOTICE.

Appendix A

Certificate of Amendment

to the

Certificate of Formation

of

Orbital Infrastructure Group, Inc.

Pursuant to the provisions of Sections 3.051 to 3.056 of the Texas Business Organizations Code (the “TBOC”), the undersigned adopts the following certificate of amendment (“Certificate of Amendment”) to its Certificate of Formation (the “Certificate of Formation”).

1.         The name of the filing entity is Orbital Infrastructure Group, Inc. (the “Corporation”). The Corporation is a for-profit corporation. The filing number issued to the Corporation by the Secretary of State of the State of Texas is 0804665685.

2.         Article IV (Capital) of the Certificate of Formation is amended by adding the following paragraph 3:

“3.         Reverse Stock Split. “Each __ shares of Common Stock issued and outstanding on the effective date of ______, 2023, shall automatically and with no further action be combined and changed into one validly issued, fully paid and non-assessable share of Common Stock, without any further action by the holder thereof, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). Shareholders who otherwise would be entitled to receive fractional share interests of Common Stock in connection with the Reverse Stock Split (the “Fractional Shareholders”), shall have their fractional interest be rounded up to the nearest whole number of shares (the “Rounded Up Shares”). Each certificate that immediately prior to the Reverse Stock Split represented shares of Common Stock (“Old Certificates”) shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. The determination as to whether the Rounded Up Shares are issuable shall be based on the total number of shares of Common Stock that are being exchanged held such Fractional Shareholder, not upon each share of Common Stock being exchanged.”

3.         The foregoing amendment to the Certificate of Formation has been approved in the manner required by the TBOC and by the governing documents of the Corporation.

4.         This document becomes effective upon filing with and acceptance of the Texas Secretary of State, in accordance with the provisions of the TBOC.

5.         Except as expressly provided above, the Corporation’s Certificate of Formation shall remain in full force and effect.

IN WITNESS WHEREOF, the below named officer signed this Certificate of Amendment on _______, 2023.

By: William J. Clough, Executive Chairman and Chief Legal Officer of Orbital Infrastructure Group, Inc.,

Proxy Solicited on Behalf of the

Board of Directors

for the Virtual Special Shareholder Meeting of the

Orbital Infrastructure Group Global, Inc. Stockholders

The undersigned, revoking all previous proxies, appoints Deborah Moen, Corporate Secretary, proxy of the undersigned, with power of substitution, to represent the undersigned at the Virtual Special Meeting of Stockholders of Orbital Infrastructure Group, Inc., Inc. to be held at 9:00 am CT on Tuesday, April 18, 2023 to vote all shares of Voting Stock of the Company, which the undersigned is entitled to vote on all matters coming before said meeting. Due to ongoing public health concerns regarding the COVID-19 pandemic and for the health and well-being of our shareholders, directors, management and associates, the Virtual Special Meeting will be held online in a virtual format. A link to the Virtual Special Meeting is at www.orbinf.com.

[X] Please mark your votes with an "X" as in the example.

PROPOSAL 1

To approve an amendment to our Certificate of Formation to effect a reverse stock split of our outstanding Common Stock at a reverse stock split ratio ranging from any whole number between 10-for-1 and 40-for-1, subject to and as determined by the Board of Directors.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL 2

To approve the issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock equal to 20% or more of our Common Stock outstanding before the issuance in one or more non-public transactions as required by and in accordance with Nasdaq Marketplace Listing Rule 5635(d) and Nasdaq Marketplace Listing Rule 5635(b).

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL 3

To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL 4

To consider and vote for a proposal to adjourn or postpone the Virtual Special Meeting, if necessary, to solicit additional proxies to approve Proposals 1 and 2.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE THREE PROPOSALS

Date	2023

Signature

Signature of joint holder, if any

Please sign exactly as your name appears on your stock certificate or account. executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.